Fees Summary	Jul. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 225,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	307.73
Total Offset Amount	0.00
Net Fee	$ 307.73